Exhibit 10.1

LIMITED CONSENT

This Limited Consent, dated as of June 14, 2023 (this “Consent”), is granted in connection with the Facility Agreement, dated as of August 9, 2022 (as amended or otherwise modified from time to time, the “Agreement”), by and among The Oncology Institute, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party thereto from time to time, the lenders party thereto from time to time (together with their successors and permitted assigns, the “Lenders”), Deerfield Partners, L.P., as agent for itself and the other Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Agreement.

WHEREAS, the Borrower seeks a consent with respect to the Agreement, in each case as set forth herein;

WHEREAS, the Agent and the Lenders have approved such consent;

NOW THEREFORE, the parties hereby agree as follows:

SECTION 1.          Limited Consent and Waiver. Notwithstanding any provision contained in the Agreement to the contrary, including, but not limited to, Articles 6 and 7 of the Agreement, the Agent and the Lenders hereby:

(a)	consent to the re-purchase by Borrower, on or prior to June 16, 2023, of up to 5,000,000 shares of Borrower in one or more open market or negotiated purchases in each case at price per share not to exceed $0.75 (the “Specified Repurchases”) (and agree that the consummation of any such Specified Repurchase in accordance with the terms and conditions of this Consent shall not constitute a Default or Event of Default under the Agreement); and

(b)	waive the delivery of any notice requirements to the Agent, the Lenders or any other party applicable to such Specified Repurchases that may be set forth in the Agreement or any other Facility Document, including but not limited to Section 6.22 of the Agreement.

SECTION 2.          Consent Limited. All references to the Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Agreement as giving effect to this Consent. Giving effect to this Consent, the Agreement and all other Facility Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of the Lenders or the Agents under the Agreement or any other Facility Document, nor, except as expressly provided herein, constitute a waiver of any provision of the Agreement or any other Facility Document. The execution, delivery and effectiveness of this Consent shall not establish a custom or course of dealing or conduct between the Agent and the Lenders, on the one hand, and Loan Parties, on the other hand. This Consent shall not be deemed to constitute a consent to any other future act, omission or any future breach of the Facility Agreement or any of the other Facility Documents. The terms and conditions of the Agreement, as modified by this Consent, constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all oral communications and prior writings with respect thereto. This Consent shall constitute a “Facility Document” for all purposes under the Agreement and the other Facility Documents.

SECTION 3.          Representations and Warranties. The Borrower makes the following representations and warranties to the Agent and the Lenders on and as of the date first set forth above (the “Effective Date”), which representations and warranties shall survive the execution and delivery of this Consent and the occurrence of the Effective Date:

(a)          The execution, delivery and performance by each Loan Party of this Consent have been duly authorized by all necessary action on the part of such Loan Party.

(b)          The execution, delivery and performance by each Loan Party of this Consent are within such Loan Party’s powers and do not and will not (i) violate any provision of federal, state or local law or regulation applicable to such Loan Party, the Governing Documents of such Loan Party, or any order, judgment or decree of any court or other Governmental Authority binding on such Loan Party or (ii) require any approval of such Loan Party’s equity holders, other than consents or approvals that have been duly obtained and that are still in full force and effect.

(c)          The execution, delivery and performance by each Loan Party of this Consent do not and will not require any registration with, consent or approval of, or notice to, or other action with or by, any Governmental Authority, other than consents or approvals that have been duly obtained and that are still in full force and effect.

(d)          This Consent when executed and delivered by each Loan Party party hereto will be the legally valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally. This Consent has been duly executed and delivered by each Loan Party.

(e)          After giving effect to this Consent, no Default or Event of Default has occurred and is continuing or would occur as a result of the execution, delivery or performance of this Consent or of the occurrence of the Effective Date.

SECTION 4.          Non-Reliance. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Consent. Each Lender also acknowledges that it will, without reliance upon the Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit decisions in taking or not taking action under or based upon this Consent, the Agreement, any other Facility Document, any related agreement or any document furnished hereunder or thereunder.

SECTION 5.          Miscellaneous. This Consent may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Consent by telecopy shall be effective as delivery of a manually executed counterpart of this Consent.

SECTION 6.          Governing Law. The validity of this Consent, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

SECTION 7.          Reaffirmation. Each of Borrower and the other Loan Parties, as issuer, debtor, grantor, pledgor, mortgagor, guarantor or assignor, or in other any other similar capacity in which such Person grants Liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) acknowledges and agrees that it has reviewed this Consent, (ii) ratifies and reaffirms all of its obligations, contingent or otherwise, under each of the Facility Documents to which it is a party (after giving effect hereto), and (iii) to the extent such Person granted Liens on or security interests in any of its property pursuant to any such Facility Document as security for or otherwise guaranteed the Obligations under or with respect to the Facility Documents, ratifies and reaffirms such guarantee and grant of security interests and Liens and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations. Neither this Consent nor any prior amendment or waiver of, or consent under, any of the Facility Documents shall be construed or deemed to be a satisfaction, novation, cure, modification, amendment or release of any obligations (including the Obligations), the Facility Agreement or any of the other Facility Documents or establish a course of conduct with respect to future requests for amendments, modifications or consents.

SECTION 8.          Disclosure. At or prior to the fourth (4th) Business Day following the date hereof, the Borrower shall file a Form 8-K with the SEC describing the terms of the transactions contemplated by this Consent and including this Consent as an exhibit to such Form 8-K.

[REMAINDER OF PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.

BORROWER:

THE ONCOLOGY INSTITUTE, INC.,
a Delaware corporation

By:	/s/ Mark Hueppelsheuser
Name: Mark Hueppelsheuser
Title: General Counsel

OTHER LOAN PARTIES:

THE ONCOLOGY INSTITUTE, LLC,
a Delaware limited liability company

By:	/s/ Mark Hueppelsheuser
Name: Mark Hueppelsheuser
Title: General Counsel

TOI ACQUISITION, LLC,
a Delaware limited liability company

By:	/s/ Mark Hueppelsheuser
Name: Mark Hueppelsheuser
Title: General Counsel

TOI MANAGEMENT, LLC,
a Delaware limited liability company

By:	/s/ Mark Hueppelsheuser
Name: Mark Hueppelsheuser
Title: General Counsel

[Signature Page to Limited Consent]

LENDERS:

DEERFIELD PARTNERS, L.P.
By:	Deerfield Mgmt, L.P., its General Partner
By:	J. E. Flynn Capital, LLC, its General Partner

By:	/s/ David Clark
Name: David Clark
Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND V, L.P.
By:	Deerfield Mgmt V, L.P., its General Partner
By:	J. E. Flynn Capital V, LLC, its General Partner

By:	/s/ David Clark
Name: David Clark
Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND IV, L.P.
By:	Deerfield Mgmt IV, L.P., its General Partner
By:	J. E. Flynn Capital IV, LLC, its General Partner

By:	/s/ David Clark
Name: David Clark
Title: Authorized Signatory

[Signature Page to Limited Consent]

AGENT:

DEERFIELD PARTNERS, L.P.
By:	Deerfield Mgmt, L.P., its General Partner
By:	J. E. Flynn Capital, LLC, its General Partner

By:	/s/ David Clark
Name: David Clark
Title: Authorized Signatory

[Signature Page to Limited Consent]